Exhibit 23.2
                                                                ------------
                         Consent of Independent Auditors
                         -------------------------------
The Board of Directors
Webster Financial Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.

KPMG PEAT MARWICK LLP

Hartford, Connecticut
October 5, 1995


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